Exhibit 99.1

26,737,880 Shares

SEAGATE TECHNOLOGY

COMMON SHARES, $0.00001 PAR VALUE PER SHARE

UNDERWRITING AGREEMENT

January 24, 2006

January 24, 2006

Morgan Stanley & Co. Incorporated

Stifel, Nicolaus & Company, Incorporated

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Dear Sirs and Mesdames:

Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P., Silver Lake Technology Investors Cayman, L.P. and SAC Investments, L.P, each, a Cayman Islands exempted limited partnership (together, the “Selling Shareholders”) propose to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), an aggregate of 26,737,880 Common Shares, $0.00001 par value per share (the “Shares”), of Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Company”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder, including Rule 415 thereunder, a registration statement (No. 333-122149) on Form S-3, including a prospectus, for the registration of the Shares. The term “Registration Statement” means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term “Base Prospectus” means the prospectus included in the Registration Statement. If the Company has filed or files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (the “Rule 462 Registration Statement”) under the Securities Act, then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Shares, pursuant to Rule 424 under the Securities Act. The term “Prospectus” means the Prospectus Supplement as initially filed together with the Base Prospectus in the form in which it was declared effective by the Commission. As used herein, the terms “Base Prospectus,” “Prospectus” and “Registration Statement” shall include in each case the documents, if any, incorporated or deemed to be incorporated by reference therein (it being understood that any statement contained in a document incorporated or deemed to be incorporated by reference in the Base Prospectus, Prospectus Supplement or Registration Statement, or any supplements or amendments to any of such documents, shall not be deemed to constitute a part thereof to the extent modified or superseded by a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference therein). The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents filed subsequent to the date of the Base Prospectus, as the case may be, by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference in the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein and (iv) the Prospectus contains financial statements meeting the requirements of the Commission’s Regulation S-X, as well as any financial information required by Rule 3-05 and Article 11 of Regulation S-X.

(c) The Company has been duly incorporated, is validly existing as an exempted limited liability company in good standing under the laws of the Cayman Islands, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(d) Each subsidiary of the Company has been duly incorporated (or organized), is validly existing as a corporation, limited liability company or other similar entity in good standing under the laws of the jurisdiction of its incorporation (or organization), has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(e) This Agreement has been duly authorized, executed and delivered by the Company.

(f) The authorized share capital of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

(g) The common shares of the Company (including the Shares to be sold by the Selling Shareholders) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

(h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law (except for such contraventions of applicable law that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), or the memorandum and articles of association of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (except for contraventions of any such judgment, order or decree that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except as (i) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (ii) the failure of which to obtain would not reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.

(i) There has been no material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the financial condition or in the earnings, business affairs or management of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to 5:00 PM, Pacific time, on the date hereof (the “Applicable Time”)).

(j) There are no (i) legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or (ii) statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(k) The financial statements (including the summary financial information of the Company and the selected historical consolidated financial information of the Company) included in the Registration Statement or the Prospectus present fairly in all material respects the financial position of the entities purported to be covered as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except, in each case, that the summary and selected historical consolidated financial information of the Company does not include the notes to consolidated financial statements that would appear if full financial statements had been presented for the Company and that interim periods of the Company and its predecessor have been combined therein into full year and nine-month periods).

(l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(m) The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(o) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital or capital stock or long-term debt of the Company and its subsidiaries, except, in the case of each of (i), (ii) and (iii) above, as described in the Prospectus.

(r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus, such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

(s) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property currently employed by them in connection with the business now operated by them, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent.

(u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, other than as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(v) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses except such as the failure of which to obtain would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) As of the date of the Prospectus, all of the material assets previously used in the rigid disc drive operations of New SAC, a Cayman Islands exempted limited liability company (“New SAC”), and its subsidiaries are held by the Company and its subsidiaries.

(y) Each periodic report containing financial statements filed with the Commission by the Company pursuant to Section 13(a) of the Exchange Act complied with the requirements of such section and the information in such reports fairly presented, in all material respects, the financial condition and results of operations of the Company, as of the date of each such filing.

(z) The Company is aware of no reason that its Quarterly Report on Form 10-Q for the quarter ended December 30, 2005 would not be accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

2. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders represents and warrants to and agrees, severally and not jointly, with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder.

(b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the partnership agreement or similar organization documents of such Selling Shareholder, (iii) any agreement or other instrument binding upon such Selling Shareholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, except in the case of (iii) as would not reasonably be expected to have a material adverse effect on such Selling Shareholder’s ability to consummate the offering of Shares or otherwise perform its obligations under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

(c) Such Selling Shareholder has, and on the Closing Date will have, (i) valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and (ii) the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.

(d) Upon payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by Morgan Stanley & Co. Incorporated (“Morgan Stanley”), to Cede & Co. (“Cede”) or such other nominee as may be designated by The

Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any of the Underwriters has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against any of the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholders may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share register in accordance with its memorandum and articles of association and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of each of the Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 2(e) are limited to statements or omissions in the Registration Statement or Prospectus made in reliance upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

3. Agreements to Sell and Purchase. Each of the Selling Shareholders hereby agrees, severally and not jointly, to sell to the several Underwriters, the number of Shares set forth opposite such Selling Shareholder’s name on Schedule II hereto, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, the respective numbers of such Shares set forth in Schedule I hereto opposite its name at $25.625 per share (the “Purchase Price”).

Each of the Selling Shareholders hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus Supplement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares, $0.00001 par value per share, of the Company (the “Common Shares”) or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

The restrictions contained in the preceding paragraph shall not apply to the following transactions:

(a) the Shares to be sold hereunder;

(b) the sale by New SAC of up to 1,572 Common Shares;

(c) the transfer by Silver Lake Partners Cayman, L.P. of up to 300,000 Common Shares held by such Selling Shareholder as of the date hereof to affiliates of such Selling Shareholder for further transfer to charitable organizations;

(d) the entry by any Selling Shareholder into a written sales plan designed to comply with Rule 10b5-1 under the Exchange Act with respect to Common Shares, so long as no sales of Common Shares are made pursuant to such plan during the period ending 90 days after the date of the Prospectus Supplement;

(e) the sale of Common Shares to the Company or any subsidiary of the Company; and

(f) the transfer of Common Shares to affiliates of a Selling Shareholder, provided that as a condition to such transfer the transferee shall have agreed in writing to be bound by the terms of the preceding paragraph.

In addition, each Selling Shareholder agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus Supplement, make any demand for, or exercise any right with respect to, the registration of any shares of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.

4. Terms of Public Offering. The Selling Shareholder is hereby advised by the Underwriters that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.

5. Payment and Delivery. Payment for the Shares to be sold by each Selling Shareholder shall be made to such Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on January 27, 2006, or at such other time on the same or such other date, not later than February 3, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Shares shall be delivered to you on the Closing Date for your account, with any transfer taxes payable in connection with the transfer of the Shares to you duly paid, against payment of the Purchase Price therefor.

6. Conditions to the Underwriters’ Obligations. The obligations of each Selling Shareholder to sell to the Underwriters the Shares set forth opposite such Selling Shareholder’s name on Schedule II hereto and the several obligations of the Underwriters to purchase and pay for such Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 2:00 p.m. (New York City time) on the date hereof. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 7(b) hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the financial condition, earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the Applicable Time) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that, to such officer’s knowledge after due inquiry, the representations and warranties of the Company contained in this Agreement that are qualified as to materiality or material adverse effect are true and correct, and those not so qualified are true and correct in all material respects, as of the Closing Date and that the Company has complied in all material respects with all of the agreements and has satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c) The Underwriters shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, outside U.S. counsel for the Company, Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman and Silver Lake Technology Investors Cayman, L.P. (collectively, “Silver Lake”), dated the Closing Date, to the effect set forth in Exhibit A.

(d) The Underwriters shall have received on the Closing Date an opinion of Walkers, on behalf of the Company and Silver Lake, Maples and Calder, outside Cayman Islands counsel for the Company, and William Hudson, General Counsel of the Company, in each case dated the Closing Date, to the effect set forth in Exhibit B, Exhibit C and Exhibit D, respectively.

(e) The Underwriters shall have received on the Closing Date an opinion of Maples and Calder, outside Cayman Islands counsel for SAC Investments, L.P. and from Cleary Gottlieb Steen & Hamilton LLP, outside U.S. counsel for SAC Investments, L.P., to the effect set forth in Exhibit E and Exhibit F, respectively.

(f) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit G.

The opinions described in Sections 6(c), 6(d) and 6(e) above shall be rendered to the Underwriters at the request of the Company or the relevant Selling Shareholders, as the case may be, and shall so state therein.

(g) The Underwriters shall have received, on January 24, 2006, a letter dated January 24, 2006, and on the Closing Date, a letter dated the Closing Date, in each case in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter to be delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a) To furnish to you, without charge, one conformed copy of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement or the Prospectus during the period mentioned in Section 7(c) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading (including any amendment or supplement to the Prospectus that is made to correct any untrue statement of a material fact or omission of a material fact), or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and each of the Selling Shareholders agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, and all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc. provided that such fees and disbursements shall not exceed $5,000 in the aggregate, (iv) the cost of printing certificates representing the Shares, (v) the costs and charges of any transfer agent, registrar or depositary and (vi) all other costs and expenses incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company’s counsel and counsel for the Selling Shareholders in connection with the preparation and delivery of the opinions referenced in Sections 6(c) and 6(d) of this Agreement, for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution,” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by it and any advertising expenses connected with any offers it may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and any of the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each Selling Shareholder, each person, if any, who controls such Underwriter and such Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of such Underwriter or such Selling Shareholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or such Selling Shareholder, as the case may be, furnished to the Company in writing by such Underwriter or such Selling Shareholder expressly for use therein.

(b) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless (i) each Underwriter, each person,

if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of such Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The liability of each Selling Shareholder under the indemnity agreement contained in this paragraph shall be several and not joint and shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the sale of Shares in the Public Offering.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or each Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict (based upon the advice of outside counsel to the indemnified party). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section or (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for each Selling Shareholder and all persons, if any, who control such Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of the Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for any Selling Shareholder and such control persons of such Selling Shareholder, such firm shall be designated in writing by such Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by any Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by such Selling Shareholder and the total underwriting discounts and commissions received by the

Underwriters from the resale of the Shares by the Underwriters to the public. The relative fault of any Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of any Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the sale of Shares in the Public Offering.

(f) Each of the Selling Shareholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

10. No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by any Underwriter, the Company and each Selling Shareholder acknowledge and agree that in connection with the offering: (a) there exists no fiduciary or agency relationship between the Company or any Selling Shareholder, on the one hand, and any Underwriter, on the other; (b) the relationship between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations, and no Underwriter is acting as an advisor, expert or otherwise, to either the Company or to any Selling Shareholder; (c) notwithstanding anything in this Agreement to the contrary, the Company and each of the Selling Shareholders acknowledge that the Underwriters may have financial interests in connection with the offering in addition to the difference between the price to the public and the purchase price paid to the Selling Shareholders by the Underwriters for the Shares, and none of the Underwriters has no obligation to disclose, or account to the Company or any of the Selling Shareholders for, any of such additional financial interests. The Company and each of the Selling Shareholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Shareholder may have against any Underwriter with respect to any breach or alleged breach of fiduciary duty in connection with the offering contemplated by this Agreement.

11. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

12. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement or because of any termination pursuant to subsection (ii) of paragraph 11 hereof, or if for any reason any Selling Shareholder shall be unable to perform its obligations under this Agreement, such Selling Shareholder will reimburse the Underwriter or such Underwriters as have so terminated this Agreement for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15. Consent to Jurisdiction; Appointment of Agent for Service of Process; Judgment Currency.

(a) The Company and each of the Selling Shareholders agrees that any suit, action or proceeding against the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and each of the Selling Shareholders irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and each of the Selling Shareholders agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or such Selling Shareholder, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or such Selling Shareholder, as the case may be, is subject by a suit upon such judgment; provided that service of process is effected upon the Company or such Selling Shareholder, as the case may be, in the manner provided by this Section 15.

(b) The Company and each of the Selling Shareholders has appointed CT Corporation System, with offices on the date hereof at 818 West Seventh Street, Suite 200, Los Angeles, California 90017, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and each expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and each of the Selling Shareholders hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and each of the Selling Shareholders agree to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for the term of this Agreement. Service of process upon the Authorized

Agent shall be deemed, in every respect, effective service of process upon the Company and each of the Selling Shareholders. Notwithstanding the foregoing, any action involving the Company or any Selling Shareholder arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.

(c) Any action, suit or proceeding brought by the Company or any Selling Shareholder against any Underwriter arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Company nor any Selling Shareholder shall initiate or seek to initiate, in the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against any Underwriter arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by any Underwriter in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company or any Selling Shareholder hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 15, of the laws of the State of New York as the law applicable to this Agreement.

(d) The provisions of this Section 15 shall survive any termination or cancellation of this Agreement.

16. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Company, shall be delivered or sent by mail or telecopy transmission to 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Senior Vice President, General Counsel and Secretary (Facsimile: (831) 438–6675); with a copy to Simpson Thacher & Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention: William H. Hinman, Jr. (Facsimile: (650) 251–5002);

(b) if to Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. or Silver Lake Technology Investors Cayman, L.P., shall be delivered or sent by mail or telecopy transmission to Silver Lake Partners, 2725 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Alan K. Austin (Facsimile: (650) 233-8125); with a copy to Simpson Thacher & Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention: William H. Hinman, Jr. (Facsimile: (650) 251–5002);

(c) if to SAC Investments, L.P., shall be delivered or sent by mail or telecopy transmission to c/o Texas Pacific Group, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, Attention: David Spuria (Facsimile: (817) 850-4080); or

(d) if to the Underwriters, shall be delivered or sent by mail or telecopy transmission to them care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with copies to the Legal Department and to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025, Attention: Alan F. Denenberg (Facsimile: (650) 752-3604).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall only be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Morgan Stanley.

17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

Seagate Technology

By:	/s/ William L. Hudson

Name:	William L. Hudson
Title:	Executive Vice President and General Counsel

Silver Lake Partners Cayman, L.P.

By:	Silver Lake Technology Associates Cayman, L.P., its general partner

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin

Name:	Alan K. Austin
Title:	Director

Silver Lake Investors Cayman, L.P.

By:	Silver Lake Technology Associates Cayman, L.P., its general partner

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

Silver Lake Technology Investors Cayman, L.P.

By:	Silver Lake (Offshore) AIV GP, Ltd., its general partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

SAC Investments, L.P.

By:	TPG SAC GenPar III, L.P., its general partner

By:	TPG SAC Advisors III Corp., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

Accepted as of the date hereof:

Morgan Stanley & Co. Incorporated

Acting severally on behalf of itself and Stifel, Nicolaus & Company, Incorporated

A

A

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Andrew Guevara
Andrew Guevara Managing Director

SCHEDULE I

Underwriter	Number of Shares to be Purchased
Morgan Stanley & Co. Incorporated	26,687,880

Stifel, Nicolaus & Company, Incorporated	50,000

Total	26,737,880

SCHEDULE II

SELLING SHAREHOLDERS

Name	Shares to be sold
Silver Lake Partners Cayman, L.P.	14,921,610

Silver Lake Investors Cayman, L.P.	436,465

Silver Lake Technology Investors Cayman, L.P.	334,850

SAC Investments, L.P.	11,044,955

Total	26,737,880

EXHIBIT A

FORM OF OPINION OF SIMPSON THACHER & BARTLETT LLP

1. Upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriters will acquire a security entitlement with respect to the Shares sold by Silver Lake and no action based on an adverse claim may be asserted against any of the Underwriters.

2. The statements made in the Prospectus under the caption “Certain Income Tax Considerations—U.S. Federal Income Tax Considerations,” in so far as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

3. Neither the Company nor any subsidiary of the Company is an “investment company” within the meaning of, and subject to regulation under, the U.S. Investment Company Act of 1940, as amended.

4. The sale of the Shares by the Silver Lake entities and the performance by the Silver Lake entities with all of the provisions of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed Schedule A furnished to Simpson Thacher & Bartlett LLP by the Silver Lake entities and which each Silver Lake entity has represented lists all material instruments to which such Silver Lake entity is a party or by which such Silver Lake entity is bound or to which any of the property or assets of such Silver Lake entity is subject, nor will such action violate any U.S. federal or California statute or any rule or regulation issued pursuant to any U.S. federal or California statute or any order known to such counsel issued pursuant to any U.S. federal or California statue by any court or governmental agency or body or court having jurisdiction over such Silver Lake entity or any of its properties.

5. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or California governmental agency or body or, to such counsel’s knowledge, any U.S. federal or California court is required for sale of the Shares by the Silver Lake entities and the compliance by the Silver Lake entities with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

A-1

In addition to the numbered opinions set forth above, Simpson Thacher & Bartlett LLP shall deliver a letter addressed to the Underwriters and dated the Closing Date to the effect set forth in the two succeeding paragraphs:

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S–3 (File No. 333–122149) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), as Post-Effective Amendment No. 2 thereto became effective under the Securities Act (the “Registration Statement”), the Company’s prospectus dated December 1, 2005, as supplemented by the prospectus supplement dated January 24, 2006 (the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, or any of the documents incorporated by reference therein (the “Incorporated Documents”), each as filed under the Securities Exchange Act of 1934, as amended, and incorporated by reference or deemed to be incorporated by reference in the Prospectus, and we take no responsibility therefor, except as and to the extent set forth in paragraph 2 above.

In connection with, and under the circumstances applicable to the offering of the Shares, we participated in conferences with certain officers and employees of the Company, representatives of Ernst & Young LLP, representatives of Maples and Calder and your counsel in the course of the preparation by the Company of the Registration Statement and the Prospectus and also reviewed certain records and documents furnished to us by the Company, as well as the documents delivered to you at the closing. Certain of such records and documents were governed by Cayman Islands law and, accordingly, we necessarily relied upon directors, officers and employees of the Company, counsel to the Company in such jurisdiction and other persons in evaluating such corporate records and documents. Based upon our review of the Registration Statement, the Prospectus and the Incorporated Documents, our reviews made in connection with the preparation of the Registration Statement and the Prospectus, our participation in the conferences referred to above, our review of the records and documents as described above, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder:

(i) we advise you that each of the Registration Statement, as of its effective date, and the Prospectus, as of January 24, 2006, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement or the Prospectus; and

B-2

(ii) nothing has come to our attention that causes us to believe that the Registration Statement, as of January 24, 2006, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of January 24, 2006 or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained in, incorporated or deemed incorporated by reference in, or omitted from the Registration Statement, the Prospectus or the Incorporated Documents.

B-3

EXHIBIT B

FORM OF OPINION OF WALKERS RE: SEAGATE TECHNOLOGY AND

SILVER LAKE ENTITIES

1. The Company is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has full corporate power and legal right to own its property, to conduct its business as described in the Prospectus (as defined below), to execute and deliver the Documents to be executed by it and to perform the provisions of the Documents to be performed on its part.

2. Each of the Partnerships is an exempted limited partnership duly formed, registered, validly existing and in good standing under the laws of the Cayman Islands.

3. The General Partner is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has full corporate power, and legal right to execute and deliver the Documents and to perform its obligations under the Documents as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)).

4. The Documents to which each of the Company and the Partnerships is a party have been (A) duly authorised, by the Company in its own right, and by the General Partner as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)), and (B) executed and, (C) when delivered by each of the Company and the General Partner as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)), will constitute the legal, valid and binding obligations of each of the Company and the Partnerships enforceable in accordance with their respective terms. The Documents will have been duly executed by each of the Company and the General Partner as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)), when executed by a Director of each of the Company and the General Partner respectively authorised pursuant to the Resolutions (as defined in Schedule 1) and, (in each case) where a deed, when duly witnessed.

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5. The execution, delivery and performance of the Documents to which each of the Company or the Partnerships is a party, the consummation of the transactions contemplated thereby and the compliance by each of the Company or the General Partner as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)), with the terms and provisions thereof do not:

i.	contravene any law, public rule or regulation of the Cayman Islands applicable to each of the Company, the General Partner or the Partnerships which is currently in force; or

ii.	contravene the respective Memorandum and Articles of Association of each of the Company or the General Partner.

6. Neither the execution, delivery or performance of any of the Documents to which each of the Company or the Partnerships is a party nor the consummation or performance of any of the transactions contemplated thereby by each of the Company or the Partnerships, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Cayman Islands governmental or judicial authority or agency.

7. The law chosen in each of the Documents to which each of the Company or the Partnerships is a party to govern its interpretation would be upheld as a valid choice of law in any action on that document in the courts of the Cayman Islands.

8. There are no stamp duties (other than the stamp duties mentioned in qualification 2 in Schedule 3), income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed, in connection with the enforcement or admissibility in evidence of the Documents or on any payment to be made by the Company or the Partnerships or any other person pursuant to the Documents. The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

9. None of the parties to the Documents (other than the Company, the Partnerships and the General Partner) is or will be deemed to be resident, domiciled or carrying on business in the Cayman Islands by reason only of the execution, delivery, performance or enforcement of the Documents to which any of them is party.

10. The statements relating to legal matters, documents or proceedings included or incorporated by reference in (a) the Prospectus under the captions

“Enforcement of Civil Liabilities”, “Risk Factors – Ownership of Our Common Shares by Our Sponsor Group”, “Risk Factors – Limited Protection of Shareholder Interests”, “Risk Factors – Anti-Takeover Provisions Could Discourage or Prevent an Acquisition of Us”, “Risk Factors – Enforcement of Civil Liabilities”, “Description of Share Capital” and “Certain Income Tax Considerations” and (b) the Registration Statement in Item 15, in each case fairly and accurately summarise in all material respects such matters, documents and proceedings.

11. The sale of the Shares by the General Partner as general partner of and on behalf of each of the Partnerships (or, in the case of Partners and Investors in the General Partner’s capacity as general partner of Technology (in its capacity as general partner of each of Partners and Investors)), will not be subject to any pre-emptive or similar rights.

12. A judgment obtained in a foreign court will be recognised and enforced in the courts of the Cayman Islands without any re-examination of the merits:

i.	at common law, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, where the judgment is final and in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules and which is conclusive, for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations, and which was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands; or

ii.	by statute, by registration in the Grand Court of the Cayman Islands and execution as if it were a judgment of the Grand Court, where the judgment is a judgment of a superior court of any state of the Commonwealth of Australia which is final and conclusive for a sum of money not in respect of taxes or other charges of a like nature or in respect of a fine, penalty or revenue obligation and which remains enforceable by execution in that jurisdiction.

13. It is not necessary or advisable under the laws of the Cayman Islands that any of the Documents or any document relating thereto be registered or recorded in any public office or elsewhere in the Cayman Islands in order to ensure the validity, effectiveness or enforceability of any of the Documents.

14. The Company and the Partnerships have executed an effective submission to the jurisdiction of the courts of the jurisdictions specified in the Documents to which they are a party.

15. The Company and the Partnerships are subject to civil and commercial law with respect to their obligations under the Documents and neither the Company nor the Partnerships nor any of their assets are entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the courts of the Cayman Islands in proceedings against the Company or the Partnerships in respect of any obligations under the Documents, which obligations constitute private and commercial acts rather than governmental or public acts.

16. Based solely upon our examination of the Cause List and the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted on 26 January 2006, we confirm that there are no actions, suits or proceedings pending against the Company, the General Partner or the Partnerships before the Grand Court of the Cayman Islands and no steps have been, or are being, taken to compulsorily wind up the Company or the General Partner or dissolve the Partnerships and based solely upon our examination of the records of the Company and the General Partner referred to in this opinion no resolution voluntarily to wind up the Company or the General Partner has been adopted by its respective members.

17. A judgment of a court in the Cayman Islands may be expressed in a currency other than Cayman Islands dollars.

18. Statements as to Cayman Islands law made in the Registration Statement and the Prospectus are true and accurate in all material respects.

19. Legal title to the Shares is transferred by way of an instrument of transfer of shares in any usual or common form or such other form as the Directors may, in their absolute discretion, approve is executed by or on behalf of the transferor accompanied by the certificate (if any) of the Shares to which it relates (and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer) is delivered to the Company and then approved by the Directors for registration. The transfer becomes effective by the name of the transferee being entered into the Register of Members in respect of the shares transferred and a corresponding entry being made in relation to the transferor.

EXHIBIT C

FORM OF OPINION OF MAPLES AND CALDER RE: SEAGATE

TECHNOLOGY

1. The authorized share capital of the Company conforms as to legal matters to the description thereof contained in the Registration Statement.

2. The Common Shares (including the Shares to be sold by the Selling Shareholders) outstanding have been duly authorized and are legally and validly issued, fully paid and non-assessable.

3. The Company is in good standing under the laws of the Cayman Islands.

EXHIBIT D

FORM OF OPINION OF SEAGATE TECHNOLOGY GENERAL COUNSEL

1. To my knowledge there are no pending or threatened actions, suits or proceedings against or affecting the Company or its Subsidiaries or any of their respective properties that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3. The compliance by the Company with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate any U.S. federal or New York statute or any rule or regulation that has been issued pursuant to any U.S. federal or New York statute or any order known to us issued pursuant to any U.S. federal or New York statute, by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties.

4. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or California governmental agency or body or, to my knowledge, any U.S. federal or California court is required for the compliance by the Company with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

5. There are no preemptive or other rights to subscribe for or to purchase any shares of the Company’s capital stock pursuant to any agreement or other instrument filed as an exhibit to the Registration Statement.

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EXHIBIT E

FORM OF OPINION OF MAPLES AND CALDER RE: SAC INVESTMENTS, L.P.

1.1	The General Partner’s GP has been duly incorporated as an exempted company and is validly existing and in good standing under the laws of the Cayman Islands.

1.2	Each of the Partnership and the General Partner has been duly established and registered and is validly existing and in good standing as an exempted limited partnership under the laws of the Cayman Islands.

1.3	The Partnership acting through the General Partner, in turn acting through the General Partner’s GP, has all requisite capacity, power and authority under the Partnership’s LPA to enter into and perform its obligations under the Underwriting Agreement.

1.4	The execution and delivery by the General Partner’s GP on behalf of the General Partner on behalf of the Partnership and the Partnership’s performance of its obligations under the Underwriting Agreement will not conflict with or result in a breach of any of the terms of provisions of the Partnership’s LPA, the General Partner’s LPA or the General Partner’s GP’s Articles, or any law, public rule or regulation applicable to the General Partner’s GP, the General Partner or the Partnership currently in force in the Cayman Islands.

1.5	The Underwriting Agreement has been duly authorised and executed by the General Partner’s GP as the general partner of the General Partner, as general partner of the Partnership and constitutes the legal, valid and binding obligations of the Partnership enforceable in accordance with its terms.

1.6	No authorisations, consents, approvals, licenses, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:

1.6.1	the execution or delivery of the Underwriting Agreement by the Partnership; or

1.6.2	the performance by the Partnership of the Underwriting Agreement.

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1.7	No taxes, fees or charges (other than stamp duty referred to below) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:

1.7.1	the sale of shares by the Partnership in accordance with the Underwriting Agreement;

1.7.2	the execution or delivery of the Underwriting Agreement by the Partnership; or

1.7.3	the enforcement or admissibility in evidence of the Underwriting Agreement.

The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax. Cayman Islands stamp duty may be payable if the Underwriting Agreement is brought to or executed in the Cayman Islands.

1.8	The courts of the Cayman Islands will observe and give effect to the choice of New York law as the governing law of the Underwriting Agreement.

1.9	Based solely on our inspection of the Register of Writs and Other Originating Process maintained by the Clerk of the Grand Court in the Cayman Islands, there were no actions pending against the Partnership, the General Partner or the General Partner’s GP in the courts of the Cayman Islands as at the close of business on the business day immediately preceding the date of this opinion.

1.10	Although there is no statutory enforcement in the Cayman Islands of foreign judgments in the State of New York the courts of the Cayman Islands will recognise a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:

1.10.1	is given by a competent foreign court;

1.10.2	imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

1.10.3	is final;

1.10.4	is not in respect of taxes, a fine or a penalty; and

1.10.5	was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

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1.11	The submission by the Partnership in the Underwriting Agreement to the non-exclusive jurisdiction of any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York is legal valid and binding on the Partnership assuming that the same is true under New York law.

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EXHIBIT F

FORM OF OPINION OF CLEARY GOTTLIEB STEEN & HAMILTON LLP

Assuming that (a) The Depository Trust Company (“DTC”) is a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”), (b) the Underwriters acquire their respective interests in the Securities without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), and (c) DTC has indicated by book entry that the Securities have been credited to the securities accounts maintained by DTC for the Underwriters, upon having (i) purchased from the TPG Selling Stockholder the Securities delivered on the date hereof to DTC and (ii) made payment therefor pursuant to the Underwriting Agreement, the Underwriters will have acquired a securities entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Securities, and no action based on such adverse claim may be asserted against the Underwriters with respect to such securities entitlement.

The execution and delivery by SAC Investments, L.P. of the Underwriting Agreement does not, and the performance of its obligations thereunder will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in our experience is normally applicable to general business entities in relation to transactions of the type contemplated by the Underwriting Agreement, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but we express no opinion relating to any state securities or Blue Sky laws), (b) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any of the agreements of SAC Investments, L.P. identified in Exhibit A hereto (c) result in a violation of any United States federal or New York State law or published rule or regulation that in our experience is normally applicable to general business entities in relation to transactions of the type contemplated by the Underwriting Agreement (but we express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws).

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EXHIBIT G

FORM OF OPINION OF DAVIS POLK & WARDWELL

We have reviewed the Company’s registration statement on Form S-3 (File No. 333-122149) and Amendment No. 1 thereto (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and have participated in the preparation of the prospectus supplement dated January 24, 2006 relating to the Securities (the “Prospectus Supplement”). In addition, we have examined evidence that the registration statement as so amended was declared effective under the Act on March 15, 2005. The registration statement as amended at the date of the Underwriting Agreement, including the Incorporated Documents, is hereinafter referred to as the “Registration Statement”, and the related prospectus (including the Incorporated Documents) dated March 15, 2005 relating to the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities, is hereinafter referred to as the “Prospectus”.

We have considered the statements included in the Prospectus under the caption “Underwriters” insofar as they summarize provisions of the Underwriting Agreement and the addendum thereto. In our opinion, such statements fairly summarize these provisions in all material respects.

We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated above, (i) in our opinion, the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and (ii) nothing has come to our attention that causes us to believe that (a) the Registration Statement or the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits

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to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing the foregoing opinion and belief, we have not been called to pass upon, and we express no opinion or belief as to, the financial statements or financial schedules or other financial or statistical data included in the Registration Statement or the Prospectus and are not passing upon the adequacy or accuracy of the derivation or compilation from the Company’s accounting records or other sources of the financial or statistical data included in the Registration Statement or Prospectus.

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